                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        Hypertension Diagnostics, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                  [LETTERHEAD]

              PREDICTING YOUR CARDIOVASCULAR HEALTH NON-INVASIVELY

October 30, 1998

Dear Shareholder:

    You are cordially invited to attend the 1998 Annual Meeting of Shareholders. This meeting will be held on Monday, December 7, 1998, at 10:00 a.m., at the Minneapolis Hilton and Towers, Second Floor, 1001 Marquette Avenue, Minneapolis, Minnesota. Details concerning the meeting are presented in the Notice of Annual Meeting and Proxy Statement which follow.

    Your vote is important. We encourage you to read the Proxy Statement and sign and return your proxy card in the prepaid envelope provided, so that your shares will be represented at the meeting.

Sincerely,

       [SIGNATURE]

Melville R. Bois
CHAIRMAN OF THE BOARD

2915 Waters Road, Suite 108, Eagan, MN 55121-1562 USA

651-687-9999  -  FAX 651-687-0485  -  1-888-PULSEWAVE
(785-7392)                                                 WWW.HDI-PULSEWAVE.COM

                                     [LOGO]

                            ------------------------

                            NOTICE OF ANNUAL MEETING

                             ---------------------

    The Annual Meeting of Shareholders of Hypertension Diagnostics, Inc. (the "Company") will be held at the Minneapolis Hilton and Towers, Second Floor, 1001 Marquette Avenue, Minneapolis, Minnesota 55403, on Monday, December 7, 1998 at 10:00 a.m., Minneapolis, Minnesota time, for the following purposes:

1. To elect five directors as follows: (a) two directors to serve a one-year term; (b) one director to serve a two-year term; and (c) two directors to serve a three-year term.

2. To approve the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 1999.

3. To transact any other business properly brought before the Annual Meeting or any adjournment of the meeting.

    Shareholders of record at the close of business on October 16, 1998 will be entitled to vote at the Annual Meeting.

    Since a majority of the outstanding shares of the Company's Common Stock must be represented either in person or by proxy to constitute a quorum for the conduct of business, please sign, date and return the enclosed proxy card promptly.

                                          By Order of the Board of Directors

                                                    [LOGO]

                                          Charles F. Chesney, D.V.M, Ph.D.
                                          EXECUTIVE VICE PRESIDENT, CHIEF
                                          TECHNOLOGY OFFICER AND SECRETARY

October 30, 1998

                         HYPERTENSION DIAGNOSTICS, INC.
                          2915 WATERS ROAD, SUITE 108
                          EAGAN, MINNESOTA 55121-1562

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

    The Board of Directors of Hypertension Diagnostics, Inc. (the "Company") is soliciting your proxy for use at the 1998 Annual Meeting of Shareholders on Monday, December 7, 1998. This Proxy Statement and the enclosed form of proxy will be mailed to shareholders commencing on or about October 30, 1998.

                              GENERAL INFORMATION

VOTING

    Each share of the Company's Common Stock is entitled to one vote. You may vote your shares in person by attending the Annual Meeting or you may vote by proxy. If you vote by proxy, you must sign, date and return the enclosed proxy card in the envelope provided.

    If you sign and return the proxy card on time, the individuals named on the proxy card will vote your shares as you have directed. If you do not specify on your proxy card how you want your shares voted, the individuals named on the enclosed proxy card will vote your shares FOR Proposal One--election of all five nominees for director as described below, and FOR Proposal Two--appointment of the independent auditors.

QUORUM AND VOTE REQUIREMENTS

    On October 16, 1998, there were 5,105,235 shares of Common Stock issued and outstanding.

    A majority of the outstanding shares of Common Stock must be present in person or by proxy in order to have a quorum to conduct business at the Annual Meeting. Shares represented by proxies marked "Abstain" and "broker nonvotes" are counted in determining whether a quorum is present.

    Each of the proposals presented at the Annual Meeting will be approved if a majority of the shares of Common Stock present in person or represented by proxy vote for the proposal. Broker nonvotes are not counted as votes for or against a proposal. Abstentions are counted in determining the total number of votes cast on a proposal. An abstention has the effect of a negative vote.

REVOKING A PROXY

    If you give a proxy and later wish to revoke it before it is voted, you may do so by (1) sending a written notice to that effect to the Secretary of the Company, (2) submitting a properly signed proxy with a later date, or (3) voting in person at the Annual Meeting.

                          STOCK OWNERSHIP OF PRINCIPAL
                          STOCKHOLDERS AND MANAGEMENT

    The following table shows the amount of Common Stock beneficially owned, as of October 16, 1998, by (1) holders known by the Company to hold more than 5% of the Common Stock, (2) each director and executive officer and (3) all directors and executive officers of the Company as a group. Unless otherwise indicated, the persons listed below have sole voting and investment power with respect to the shares and may be reached at the Company's address.

                                                                                  SHARES
                                                                               BENEFICIALLY          PERCENTAGE
NAME OF BENEFICIAL OWNER                                                         OWNED(1)        BENEFICIALLY OWNED
-------------------------------------------------------------------------  --------------------  -------------------
Greg H. Guettler(2)......................................................            50,000               *
Charles F. Chesney, D.V.M., Ph.D., R.A.C.(3).............................           296,046                 4.8%
James S. Murphy(4).......................................................            89,600                 1.5
Jay N. Cohn, M.D.(5).....................................................           459,718                 7.5
Melville R. Bois(6)......................................................            65,000                 1.1
Kenneth W. Brimmer(7)....................................................            62,000                 1.0
Stanley M. Finkelstein, Ph.D.(8)
  Health Informatics Division-Box 609
  UMHC, 420 Delaware St. S.E.,
  Minneapolis, Minnesota 55455...........................................           312,071                 5.1
All Officers and Directors as a Group (6 persons)........................         1,022,364                16.7

------------------------

*   Less than 1%.

(1) Shares of Common Stock subject to options and warrants that are currently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding the options or warrants for computing such person's percentage, but are not treated as outstanding for computing the percentage of any other person.

(2) Includes options and warrants to purchase 34,000 shares.

(3) Includes options to purchase 240,046 shares.

(4) Includes options to purchase 39,600 shares.

(5) Includes options to purchase 385,544 shares.

(6) Includes options to purchase 40,000 shares.

(7) Includes options and warrants to purchase 21,000 shares.

(8) Includes options to purchase 257,688 shares.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    Under the Company's Bylaws, the Board of Directors may from time to time determine the size of the Board. The Board currently has fixed the number of directors at five.

    At the Company's special meeting of shareholders held on May 22, 1998, shareholders approved a proposal to classify the Board into three classes of directors for election purposes. After a transitional period, each class will be elected in a different year for a term of three years. At this Annual Meeting all three classes will be elected. At each subsequent Annual Meeting of Shareholders, only directors of the class whose term is expiring will be elected and if elected each such director will serve a term of three years.

    Each nominee listed below has consented to serve if elected. If a nominee is unable to serve for any reason, the persons named on the enclosed proxy card may vote for a substitute nominee proposed by the Board, or the Board may reduce the number of directors to be elected.

NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

    TERM ENDING AFTER FISCAL YEAR 1999

    MELVILLE R. BOIS, AGE 52. Mr. Bois was elected Chairman of the Board in 1997 and has been a director of the Company since November 1995. From January 1996 until September 1997, he was the Company's President and Chief Executive Officer. For more than 30 years, Mr. Bois has been employed by title insurance and financial companies. In 1979, he founded and was the owner of Universal Title Insurance Company. This company became Universal Title and Financial Corporation in 1984 and Mr. Bois continues as its President. Universal Title and Financial Corporation is a private holding company which is engaged in commercial real estate and related records and data management. Mr. Bois also is a director of several companies, including Hilex Corporation and Grand Forks Abstract Company. Since 1988, he has been the owner and President of the Bois Family Foundation, a charitable organization.

    CHARLES F. CHESNEY, D.V.M., PH.D., R.A.C., AGE 56. Dr. Chesney served as President and Chief Executive Officer of the Company from its inception in 1988 until January 1996 when he was appointed Executive Vice President and Chief Technology Officer. He has been a director and Secretary of the Company since 1988. From 1978 to 1996, Dr. Chesney was a consultant to P-T Consulting Associates, Inc., a biomedical research, product development and consulting firm, which he owns. From 1984 to 1987, Dr. Chesney was employed by the 3M Company as Research and Development Manager for 3M/Riker Laboratories in its Pharmaceutical and Health Care Division. Dr. Chesney is the founder of a small computer firm which offers data base management systems to large drug companies and he is the author of more than 25 scientific publications in the field of medical pathology and toxicology. Dr. Chesney is a member of more than 30 professional societies and has been engaged in new product research and development in the pharmaceutical, medical device and bio-technology industries since 1974. In 1991, Dr. Chesney became "Board Certified" in regulatory affairs by the Certification Board of the Regulatory Affairs Professional Society. Dr. Chesney holds the degree of Doctor of Veterinary Medicine from the University of Minnesota (1970) and a Ph.D. in Medical Pathology with a minor in Cardiovascular Physiology from the University of Wisconsin-Madison (1973).

    TERM ENDING AFTER FISCAL YEAR 2000

    GREG H. GUETTLER, M.B.A., AGE 44. Mr. Guettler has been President and a director of the Company since September 1997. Mr. Guettler has more than 19 years of experience in sales, marketing and management positions within the medical industry. Prior to joining the Company, Mr. Guettler was a senior manager at Universal Hospital Services, Inc. ("UHS"), a nationwide provider of medical devices and device management services to the health care industry. During his 14 years at UHS, Mr. Guettler held positions as Director of National and Strategic Accounts where he led a national accounts sales team, as Director of Alternate Care and Specialty Product Promotions where he was responsible for the development of UHS's alternate care business unit and the nationwide distribution of new medical products, and as Marketing Manager where he was responsible for company-wide marketing and planning. Additionally, Mr. Guettler has held sales, sales management, product management and marketing positions for the St. Paul Regional Blood Services. Mr. Guettler has a Bachelor's degree from the University of St. Thomas in St. Paul, Minnesota (1977) and a Masters degree in Business Administration (M.B.A.) from the University of St. Thomas Graduate School of Management in St. Paul, Minnesota (1983).

    TERM ENDING AFTER FISCAL YEAR 2001

    JAY N. COHN, M.D., AGE 68. Dr. Cohn has served as a director of the Company since its inception in July 1988. Since 1974, Dr. Cohn has been a Professor of Medicine at the University of Minnesota Medical School and was Head of the Cardiovascular Division from 1974 through 1997. Dr. Cohn is the co-inventor of the technology used in the Company's HDI/PulseWave-TM-CardioVascular Profiling Instrument. Dr. Cohn is the Company's Chief Clinical Consultant and has been a consultant to several pharmaceutical firms. He became Chairman of the Company's Scientific and Clinical Advisory Board in 1996. Dr. Cohn is the immediate past President of the International Society of Hypertension and is also a member of the editorial boards of 12 professional journals and of approximately 17 professional societies. Since 1959, Dr. Cohn has published more than 500 scientific articles and a new textbook on cardiovascular medicine. Dr. Cohn received his M.D. degree from Cornell University (1956). Dr. Cohn also is a director of Medco Research, Inc.

    KENNETH W. BRIMMER, AGE 43. Mr. Brimmer has been a director of the Company since November 1995. Mr. Brimmer is President and Secretary of Rainforest Cafe, Inc., and has been its Treasurer since May 1995 and a director since August 1996. Mr. Brimmer was employed by Grand Casinos, Inc. and its predecessor since October 1990 as Special Assistant to the Chairman and Chief Executive Officer. Mr. Brimmer also is a director of New Horizons Kids Quest, Inc. and Oxboro Medical International, Inc.

COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors has appointed an Audit Committee and a Compensation Committee. The Audit Committee assists the Board in overseeing the Company's accounting policies, internal auditing procedures, internal controls and financial reporting practices. Its functions include making recommendations regarding the appointment and retention of the Company's independent auditors and reviewing the scope and results of audits by the independent auditors. Members of the Audit Committee are Messrs. Bois and Brimmer. The Compensation Committee reviews and makes recommendations to the Board concerning salaries, bonus awards and benefits for officers and key employees. The Committee also administers the Company's stock option plans. Members of the Compensation Committee are Messrs. Bois and Brimmer and Dr. Cohn.

BOARD AND COMMITTEE MEETINGS

    The Board of Directors met six times and took written action in lieu of meeting twelve times during fiscal year 1998. The Audit Committee and the Compensation Committee each met one time during fiscal year 1998. Each incumbent director attended at least 75% of the total number of Board meetings and all committee meetings on which he served.

DIRECTOR COMPENSATION

    Currently, the Company has no regular compensation arrangements with its directors for serving on the Board or its committees. Employee directors receive no additional compensation other than their normal salary. Non-employee directors receive no cash compensation, but may receive discretionary grants of stock options under the Company's stock option plan. The Company granted in January 1996 to each of Mr. Bois and Mr. Brimmer and in January 1997 to Dr. Cohn options to purchase 25,000 shares of Common Stock at an exercise price of $2.00 per share. The option grant to Dr. Cohn was subsequently canceled in connection with the Company's initial public offering. In fiscal year 1998, no stock options were granted to nonemployee directors for services as a director.

    On October 30, 1995, the Company entered into a four-year consulting agreement with Jay N. Cohn, M.D., a member of the Board of Directors. Dr. Cohn is also one of the founders of the Company and serves as the Company's Chief Clinical Consultant and Chairman of the Scientific and Clinical Advisory Board. The agreement is cancellable for any reason by either the Company or Dr. Cohn upon 60 days prior written notice. Under the terms of the agreement, the Company agreed to grant Dr. Cohn nonqualified stock options to purchase 449,265 shares, which are exercisable for a period of ten years at an exercise price of $1.70 per share, to serve as clinical liaison and spokesman for the Company's arterial compliance technology and to use his best efforts to forward the research, clinical penetration and marketing of the Company's Products. All of the shares underlying these options have been fully vested. Dr. Cohn is entitled to certain registration rights with respect to the shares underlying these options.

    On August 28, 1998, the Board of Directors agreed to amend Dr. Cohn's consulting agreement. Under the amended consulting agreement, Dr. Cohn will perform marketing, sales and public relations activities. As consideration for such additional services, the Company has agreed to grant to Dr. Cohn an option to purchase 100,000 shares of Common Stock under the Company's 1998 Stock Option Plan, with an exercise price equal to $3.656 per share (which was the fair market value of the Common Stock on the date of grant). The option vests in three equal annual installments commencing on the date of grant. The consulting agreement has been extended through August 2001.

    On January 1, 1996, the Company entered into a consulting agreement with Melville R. Bois, currently the Chairman of the Board of Directors, to serve as the Company's President and Chief Executive Officer on a part-time basis until such time as the Company appointed a President or Chief Executive Officer. Under the terms of the agreement, the Company agreed to pay Mr. Bois a monthly consulting fee of $4,000 and grant Mr. Bois nonqualified stock options to purchase 12,500 shares, which are exercisable for a period of ten years at an exercise price of $2.00 per share. All of the shares underlying such options have been fully vested. The agreement was terminated by the Company in accordance with its terms, upon the hiring of Greg H. Guettler as President in September 1997. On July 1, 1997, the Company granted Mr. Bois a stock option to purchase 12,500 shares at an exercise price of $2.00 per share. All of the shares underlying such options have been fully vested. Mr. Bois is entitled to certain registration rights with respect to the shares underlying his options.

                             EXECUTIVE COMPENSATION

    The following table sets forth the aggregate compensation for years indicated of the Company's executive officers who earned salary and bonus in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                                          LONG-TERM
                                                                              ANNUAL COMPENSATION    COMPENSATION AWARDS
                                                                                                     --------------------
                                                            FISCAL YEAR     -----------------------       SECURITIES
NAME AND PRINCIPAL POSITION                                ENDED JUNE 30      SALARY       BONUS      UNDERLYING OPTIONS
-------------------------------------------------------  -----------------  ----------  -----------  --------------------
Greg H. Guettler(1)....................................           1998      $  105,000      --               150,000
President                                                         1997          --          --                --
                                                                  1996          --          --                --

------------------------

(1) Mr. Guettler became President in September 1997.

    The following table provides information about each stock option grant made during the fiscal year ended June 30, 1998 to the named executive officer.

                       OPTION GRANTS IN FISCAL YEAR 1998

                                                    NUMBER OF        PERCENT OF TOTAL
                                                   SECURITIES       OPTIONS GRANTED TO    EXERCISE OR
                                                   UNDERLYING          EMPLOYEES IN       BASE PRICE    EXPIRATION
NAME                                             OPTIONS GRANTED        FISCAL YEAR        ($/SHARE)       DATE
---------------------------------------------  -------------------  -------------------  -------------  -----------
Greg H. Guettler.............................         150,000                 51.6%      $  2.00/share    9/7/2007

    The following table summarizes stock option exercises during the year ended June 30, 1998 and the total number of options held at the end of fiscal year 1998 by the named executive officer.

              AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1998 AND
                         FISCAL YEAR END OPTION VALUES

                                                                 NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS AT
                                     SHARES                    OPTIONS AT JUNE 30, 1998        JUNE 30, 1998(2)
                                   ACQUIRED ON      VALUE     --------------------------  --------------------------
NAME                                EXERCISE     REALIZED(1)  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
--------------------------------  -------------  -----------  -----------  -------------  -----------  -------------
Greg H. Guettler................        6,000     $  12,750       12,000        132,000    $  25,500    $   280,500

------------------------

(1) Difference between the initial public offering price of $4.125 per unit and option exercise price (before payment of applicable income taxes).

(2) There was no public trading market for the Common Stock as of June 30, 1998. The values have been calculated based on the initial public offering price of $4.125 per unit less the option exercise price (before payment of applicable income taxes).

EMPLOYMENT AGREEMENTS

    As of September 8, 1997, the Company entered into an employment agreement with Greg H. Guettler to serve as its President. The employment agreement has a term of one year, but provides for automatic extension for an additional year unless either party gives written notice of the nonextension by a specified date. Pursuant to the employment agreement, Mr. Guettler is paid a minimum annual salary (exclusive of benefits, bonuses or incentive payments) of $126,000, subject to adjustment annually by the Board of Directors, and a discretionary one-time cash bonus and incentive compensation, equal to not less than 10% and not more than 25% of Mr. Guettler's annual salary, as determined by the Board of Directors. Payment of the bonus and incentive compensation was contingent upon the successful completion of Mr. Guettler's first year of employment with the Company and was payable at the time Mr. Guettler commenced his second year of employment. (The Compensation Committee has not yet made any determination regarding bonus and incentive payments in 1998 with respect to Mr. Guettler or any other executive officer.) In addition, the employment agreement provides for the one-time grant of options to purchase 150,000 shares at an exercise price of $2.00 per share. If Mr. Guettler is terminated without cause (as defined), he will be entitled to one year's severance payment based on his base salary. The employment agreement is terminable by the Company with 60 days prior written notice. Under the terms of the employment agreement, Mr. Guettler will be entitled to accelerated vesting of his stock options and one year's compensation in the event that there is a "change in control," as defined. The employment agreement contains certain confidentiality obligations and a one-year covenant not to compete.

    On October 30, 1995, the Company entered into a five-year employment agreement with Dr. Charles F. Chesney to serve as its President and Chief Executive Officer until the Company appointed a President or Chief Executive Officer, at which time Dr. Chesney became the Executive Vice President and Chief Technology Officer (which occurred on January 1, 1996). Pursuant to the employment agreement, Dr. Chesney is paid a minimum annual salary (exclusive of benefits, bonuses or incentive payments) of $100,800, subject to annual adjustments to reflect increases in the cost of living. Dr. Chesney's base annual salary, plus benefits, bonuses and incentive payments, must be equal to, or greater than, 80% of that paid to the Company's President and/or Chief Executive Officer. Dr. Chesney also was granted a stock option to purchase 288,046 shares at an exercise price of $1.70 per share and is entitled to certain registration rights with respect to the Shares underlying such options. In addition, on August 18, 1997, the Company granted Dr. Chesney a stock option under the 1995 Option Plan to purchase 75,000 shares at an exercise price of $2.00 per share. The employment agreement is terminable by Dr. Chesney for any reason, upon 60 days prior written notice. Dr. Chesney may be terminated by the Company only for "reasonable cause," as defined. The employment agreement contains certain confidentiality obligations.

    On July 1, 1997, the Company entered into a two-year employment agreement with James S. Murphy to serve as Vice President of Finance and Chief Financial Officer. The employment agreement provides for an annual base salary of $76,800, subject to adjustments, if any, to increase the annual base salary by the Board of Directors following an annual review in June 1998. In addition, the employment agreement provides for a one-time grant of options to purchase 53,100 shares, vesting monthly over a four-year period commencing July 1, 1997, at an exercise price of $2.00 per share. The employment agreement is terminable by the Company if it determines, in good faith, that Mr. Murphy is not meeting performance expectations, standards or objectives, either (a) upon 30 days written notice, or (b) immediately by delivering one month's pay with the termination notice. The employment agreement is terminable by Mr. Murphy upon 30 days prior written notice. The employment agreement contains certain nondisclosure and confidentiality obligations.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    On October 30, 1995, the Company entered into a four-year consulting agreement with Stanley M. Finkelstein, Ph.D., one of the founders of the Company and currently the Company's Chief Technical Consultant. The agreement is cancellable for any reason by either the Company or Dr. Finkelstein upon 60 days prior written notice. Under the terms of the agreement, the Company agreed to grant Dr. Finkelstein nonqualified stock options to purchase 297,688 shares of Common Stock, which are exercisable for a period of ten years at an exercise price of $1.70 per share, to serve as technical liaison and spokesman for the Company's arterial compliance technology and to use his best efforts to forward the research, clinical penetration and marketing of the Company's Products. All of the shares underlying these options have been fully vested. Dr. Finkelstein is entitled to certain registration rights with respect to the shares underlying these options.

    The Company's management believes that the terms of this transaction are no less favorable to the Company than would have been obtained from a nonaffiliated third party for similar services. Any future transactions between the Company and any of its officers, directors or affiliates will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties. All future material affiliated transactions must be approved by a majority of the independent outside members of the Company's Board of Directors who do not have an interest in the transactions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Under SEC rules, the Company is required to disclose the identity of directors, executive officers and shareholders owning more than 10% of the Common Stock of the Company who did not file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934. Since the Company became a public reporting company after its fiscal year end June 30, 1998, such persons were not subject to the Section 16(a) requirements during the fiscal year 1998.

                PROPOSAL 2: APPOINTMENT OF INDEPENDENT AUDITORS

    Ernst & Young LLP has served as independent auditors to the Company since 1997. The Audit Committee of the Board of Directors has again recommended Ernst & Young LLP to serve as independent auditors for fiscal year 1999. Although it is not required to do so, the Board of Directors desires to submit the appointment of Ernst & Young LLP for shareholder approval at the Annual Meeting.

    A representative of Ernst & Young LLP will be present at the Annual Meeting to answer appropriate questions.

    If a majority of shares of Common Stock is not voted to approve the appointment of Ernst & Young LLP, the Board of Directors will reconsider its selection.

                               OTHER INFORMATION

SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

    Any shareholder proposal intended for inclusion in the Company's proxy material for the 1999 Annual Meeting of Shareholders must be received by the Secretary of the Company no later than the close of business on July 2, 1999.

    A shareholder who wishes to make a proposal for consideration at the 1999 Annual Meeting, but does not seek to include the proposal in the Company's proxy material, must notify the Secretary of the Company. The notice must be received no later than September 15, 1999. If the notice is not timely, then the persons named on the Company's proxy card for the 1999 Annual Meeting may use their discretionary voting authority when the proposal is raised at the meeting.

ANNUAL REPORT

    The Annual Report of the Company for the fiscal year ended June 30, 1998, including financial statements, is enclosed.

COST AND METHOD OF SOLICITATION

    The Company will pay the cost of soliciting proxies and may make arrangements with brokerage firms, custodians, nominees and other fiduciaries to send proxy materials to beneficial owners of Common Stock. The Company will reimburse them for reasonable out-of-pocket expenses. In addition to solicitation by mail, proxies may be solicited by telephone, electronic transmission or in person by directors, officers and employees of the Company.

OTHER MATTERS

    As of the date of this Proxy Statement, management knows of no other matters that may come before the Annual Meeting. However, if matters other than those referred to above should properly come before the Annual Meeting, the individuals named on the enclosed proxy card intend to vote such proxy in accordance with their best judgment.

                                          By Order of the Board of Directors

                                                    [LOGO]

                                          Charles F. Chesney, D.V.M, Ph.D.
                                          EXECUTIVE VICE PRESIDENT, CHIEF
                                          TECHNOLOGY OFFICER AND SECRETARY

                                    PROXY


                               [COMPANY LOGO]


                      ANNUAL MEETING - DECEMBER 7, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Greg H. Guettler and Charles F. Chesney, D.V.M., Ph.D., or either of them, with power of substitution to each, as attorneys and proxies to represent the undersigned at the Annual Meeting of Shareholders of Hypertension Diagnostics, Inc. to be held at the Minneapolis Hilton and Towers, Second Floor, 1001 Marquette Avenue, Minneapolis, Minnesota, on December 7, 1998, at 10:00 a.m. Minneapolis, Minnesota time, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned may be entitled to vote at the meeting as directed below with respect to the proposals set forth in the Proxy Statement and in their discretion upon other matters that may properly come before the meeting.

     THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN THE PROXY FORM USING THE ENCLOSED ENVELOPE.













     [TRIANGLE]  DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED  [TRIANGLE]




     HYPERTENSION DIAGNOSTICS, INC. 1998 ANNUAL MEETING


1.  ELECTION OF DIRECTORS:

    (1-YEAR TERMS)     1-Melville R. Bois    2-Charles F. Chesney, D.V.M., Ph.D.

    (2-YEAR TERM)      3-Greg H. Guettler

    (3-YEAR TERMS)     4-Jay N. Cohn, M.D.   5-Kenneth W. Brimmer


    /  /  FOR all nominees                 /  /  WITHHOLD AUTHORITY
          listed to the left (except             to vote for all nominees
          as specified below).                   listed to the left.

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)


--------------------------------------------------------


2. Appointment of Ernst & Young LLP as independent auditors for fiscal year 1999.

   /  /  FOR         /  /  AGAINST        /  /  ABSTAIN


3. To act upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

     Date                                         NO. OF SHARES
          --------------------------------


Check appropriate box
Address Change?         /  /     Name Change?  /  /     /  /  I plan to attend
Indicate changes below:                                      the meeting.



--------------------------------------------

Signature(s) in Box

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.